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                                                                   Exhibit 10(b)

                              AMENDMENT NO. 1 TO
                          CHANGE OF CONTROL AGREEMENT


     The Change of Control Agreement between Tidewater Inc., a Delaware corporation (the "Company"), and William C. O'Malley (the "Employee") effective as of October 1, 1999 (the "Agreement") is hereby amended, effective as of September 27, 2000, as follows:

     The definition of "Employment Agreement" in Section 1.8 of the Agreement shall be amended to read as follows:

          1.8 Employment Agreement. "Employment Agreement" shall mean the Employment Agreement between the Company and the Employee effective as of September 27, 2000, as amended from time to time.


                                             TIDEWATER INC.


Date of Execution: Oct. 12, 2000             By:  /s/ Robert H. Boh
                   ---------------------          ------------------------------
                                                           Robert H. Boh
                                                   Director and Chairman of the
                                                   Compensation Committee of the
                                                         Board of Directors


                                             EMPLOYEE:


Date of Execution: Oct. 16, 2000             /S/ William C. O'Malley
                   ---------------------     -----------------------------------
                                             Name:  William C. O'Malley